Exhibit 99.1

Investor Relations Contact: Brian Norris Acme Packet +1.781.328.4790 bnorris@acmepacket.com	Media and Analyst Contact: Mike O’Malley Acme Packet +1.781.869.2975 momalley@acmepacket.com

Acme Packet Reports Results for Second Quarter of 2012

Bedford, Massachusetts – July 26, 2012 — Acme Packet, Inc. (NASDAQ: APKT), the leader in session delivery network solutions, today announced results for the second quarter of 2012 and updated its business outlook for 2012. All earnings per share results are on a fully diluted basis.

Results for the Second Quarter of 2012

Total revenue for the second quarter of 2012 was $67.6 million, compared to $79.7 million in the second quarter of 2011 and $70.8 million in the first quarter of 2012. GAAP net loss for the second quarter of 2012 was $0.1 million, or ($0.00) per share, compared to GAAP net income of $14.0 million, or $0.20 per share, in the second quarter of 2011 and GAAP net income of $2.4 million, or $0.03 per share, in the first quarter of 2012. Net income on a non-GAAP1 basis for the second quarter of 2012 was $9.5 million, or $0.13 per share, compared to $20.4 million, or $0.29 per share, in the second quarter of 2011, and $12.2 million, or $0.17 per share, in the first quarter of 2012.

Updated Business Outlook for 2012

The Company today updated its business outlook for 2012. The Company’s outlook is based on the current indications for its business, which may change at any time. A reconciliation of the Company’s expected GAAP to non-GAAP business outlook, and a statement as to the use of non-GAAP financial measures, is included at the end of this press release.

Estimate	Business Outlook for Year Ending December 31, 2012
Total revenue (in millions)	$270-$275
GAAP EPS	($0.11)-($0.07)
Non-GAAP[1] EPS	$0.43-$0.47

Company to Host Live Conference Call and Webcast

The Company’s management team plans to host a live conference call and webcast at 4:30 p.m. eastern time today to discuss the financial results as well as management’s outlook for the business. The conference call may be accessed in the United States by dialing 1.800.230.1059 and using access code “APKT”. The conference call may be accessed outside of the United States by dialing +1.612.234.9960 and using access code “APKT”. The conference call will be simultaneously webcast on the Company’s investor relations website, which can be accessed at www.ir.acmepacket.com. A replay of the conference call will be available approximately two hours after the call by dialing 1.800.475.6701 or +1.320.365.3844 and using access code 253634 or by accessing the webcast replay on the Company’s investor relations website.

1 A reconciliation of GAAP to non-GAAP results, and a statement on the use of non-GAAP financial measures, is included at the end of this press release.

About Acme Packet

Acme Packet (NASDAQ: APKT), the leader in session delivery network solutions, enables the trusted, first-class delivery of next-generation voice, video, data and unified communications services and applications across IP networks. Our Net-Net product family fulfills demanding security, service assurance and regulatory requirements in service provider, enterprise and contact center networks. Based in Bedford, Massachusetts, Acme Packet designs and manufactures its products in the USA, selling them through over 250 reseller partners worldwide. More than 1,775 customers in 109 countries have deployed over 19,000 Acme Packet systems, including 89 of the top 100 service providers and 45 of the Fortune 100. For more information visit www.acmepacket.com.

Acme Packet, Inc. Safe Harbor Statement

Statements contained herein that are not historical fact may be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements may relate to, among other things, expected financial and operating results, expected growth rates, future stock-based compensation and amortization expenses, future business prospects and market conditions. Such forward-looking statements do not constitute guarantees of future performance and are subject to a variety of risks and uncertainties that could cause actual results to differ materially from those anticipated. These include, but are not limited to: the amount of stock-based compensation awarded; the applicable Company stock price used to determine stock-based compensation; the exercise pattern of employee stock options; difficulties expanding the Company’s customer base; difficulties leveraging market opportunities; difficulties providing solutions that meet the needs of customers; poor product sales; long sales cycles; difficulties developing new products; difficulties in relationships with vendors and partners; higher risks in international operations; difficulties managing rapid growth; difficulties managing the Company’s financial performance; the ability to hire and retain employees and appropriately staff operations; the Company’s cash needs; the impact of new accounting pronouncements and increased competition. Additional factors that could cause actual results to differ materially from those projected or suggested in any forward-looking statements are contained in the Company’s recent filings with the Securities and Exchange Commission, including those factors discussed under the caption “Risk Factors” in such filings.

Acme Packet, Inc.

Condensed Consolidated Statements of Operations

(in thousands, except share and per share data)

(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2012	2011	2012	2011
Revenue:
Product	$49,556	$64,688	$103,020	$124,430
Maintenance, support and service	18,028	15,045	35,394	29,270

Total revenue	67,584	79,733	138,414	153,700

Cost of revenue:
Product	9,785	11,367	19,763	21,312
Maintenance, support and service	3,675	2,525	7,633	5,531

Total cost of revenue	13,460	13,892	27,396	26,843

Gross profit	54,124	65,841	111,018	126,857

Operating expenses:
Sales and marketing	32,138	24,736	63,140	48,439
Research and development	16,257	12,719	31,354	24,013
General and administrative	5,849	5,788	12,287	10,365
Merger and related costs	576	—	613	180

Total operating expenses	54,820	43,243	107,394	82,997

(Loss) income from operations	(696)	22,598	3,624	43,860

Other (expense) income, net	(19)	(196)	75	(94)

(Loss) income before (benefit from) provision for income taxes	(715)	22,402	3,699	43,766

(Benefit from) provision for income taxes	(588)	8,394	1,397	16,049

Net (loss) income	$(127)	$14,008	$2,302	$27,717

Net (loss) income per share:
Basic	$(0.00)	$0.21	$0.03	$0.42
Diluted	$(0.00)	$0.20	$0.03	$0.39

Weighted average number of common shares used in the calculation of net (loss) income per share:
Basic	68,507,111	66,141,163	68,230,330	65,623,359
Diluted	68,507,111	71,033,614	70,923,757	70,839,456

Acme Packet, Inc.

Condensed Consolidated Balance Sheets

(in thousands)

(unaudited)

	June 30, 2012	December 31, 2011
Assets
Current assets:
Cash and cash equivalents	$61,343	$160,403
Short-term investments	305,366	191,672
Accounts receivable, net	49,792	59,739
Inventory	12,004	10,246
Deferred product costs	786	1,515
Deferred tax asset, net	4,809	4,809
Income taxes receivable	4,599	4,341
Other current assets	5,575	4,385

Total current assets	444,274	437,110
Long-term investments	34,547	20,096
Property and equipment, net	31,469	26,252
Intangible assets, net	21,575	8,569
Goodwill	15,262	3,778
Deferred tax asset, net	18,371	18,371
Other assets	241	230

Total assets	$565,739	$514,406

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$8,956	$10,318
Accrued expenses and other current liabilities	10,548	12,715
Deferred revenue	29,636	22,261

Total current liabilities	49,140	45,294

Deferred revenue, net of current portion	2,283	2,049

Deferred rent	6,597	4,533

Deferred tax liability	4,733	—

Stockholders’ equity:
Common stock	75	74
Additional paid-in capital	401,931	363,769
Treasury stock, at cost	(37,522)	(37,522)
Accumulated other comprehensive income	(8)	1
Retained earnings	138,510	136,208

Total stockholders’ equity	502,986	462,530

Total liabilities and stockholders’ equity	$565,739	$514,406

Condensed Consolidated Statements of Cash Flow Data

(in thousands)

(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2012	2011	2012	2011
Cash provided by operating activities	$23,624	$8,664	$50,319	$20,205
Cash used in investing activities	(94,869)	(20,729)	(160,341)	(25,002)
Cash provided by financing activities	4,437	13,712	10,962	33,699

Acme Packet, Inc.

Statement on Use of Non-GAAP Financial Measures and

Reconciliation of Non-GAAP Net Income and Non-GAAP Net Income Per Share

(in thousands, except share and per share data)

(unaudited)

Statement on Use of Non-GAAP Financial Measures:

To supplement its condensed consolidated statements of operations presented in accordance with accounting principles generally accepted in the United States (“GAAP”), the Company discloses certain non-GAAP financial measures, including “non-GAAP net (loss) income”, “net (loss) income on a non-GAAP basis”, “non-GAAP EPS”, and “net (loss) income per share on a non-GAAP basis”. These non-GAAP financial measures are not presented in accordance with GAAP and are not meant to be a substitute for the most directly comparable GAAP measures of “net (loss) income”, “EPS” or “net (loss) income per share”. Rather, these non-GAAP financial measures should be evaluated in conjunction with its most directly comparable GAAP financial measure and the Company’s financial statements as a whole.

Management uses these supplemental non-GAAP financial measures to evaluate performance period over period, to analyze the underlying trends in the Company’s business, to assess its performance relative to its competitors, and to establish operational goals and forecasts that are used in allocating resources. Management uses these non-GAAP financial measures because they exclude stock-based compensation expense which is a non-cash charge and related payroll taxes, amortization of acquired intangible assets, and merger and related costs associated with the Company’s acquisition activities all of which are non-operational costs and expenses. By excluding stock-based compensation expense and related payroll taxes, amortization of acquired intangible assets, and merger and related costs, management can compare the Company’s operations to prior periods and to the operations of other companies in its industry who may have materially different unusual, non-operational charges. Management does not consider any of stock-based compensation expense and related payroll taxes, amortization of acquired intangible assets, and merger and related costs to be part of the Company’s operating activities or meaningful in evaluating the Company’s past financial performance or future prospects. Management believes that excluding these items is useful to investors because it is more representative of ongoing costs and therefore more comparable to historical operations.

Because management uses them, management believes that the disclosure of these non-GAAP financial measures to investors provides greater transparency and useful information to help the investor better understand the Company’s operating performance and to evaluate the methodology used by management to evaluate and measure such performance. Notwithstanding their utility to investors in understanding operational trends, these non-GAAP measures should not be considered measures of the Company’s liquidity. In addition, the Company cautions that its definition of “non-GAAP net (loss) income”, “net (loss) income on a non-GAAP basis”, “non-GAAP EPS” and “net (loss) income per share on a non-GAAP basis” may differ from similar measures used by other companies and may differ from period to period. Also, in future periods, management may make other adjustments for expenses and gains that it does not consider reflective of core operating performance in a particular period thereby modifying its definition of “non-GAAP net (loss) income”, “non-GAAP EPS” and “non-GAAP net (loss) income per share” by excluding these other or additional expenses and gains.

Reconciliation of GAAP to Non-GAAP Financial Measures for the Three Months Ended June 30, 2012, June 30, 2011 and March 31, 2012 and for the Six Months Ended June 30, 2012 and June 30, 2011:

Acme Packet, Inc.

Reconciliation of GAAP to Non-GAAP Financial Measures

Three Months Ended June 30, 2012

(in thousands, except per share data)

(unaudited)

	GAAP	Stock-based compensation expense and related payroll taxes	Amortization of acquired intangible assets	Merger and related costs	Non-GAAP[1]
Cost of revenue:
Product	$9,785	$(442)	$(583)	$—	$8,760
Maintenance, support and service	3,675	(717)	—	—	2,958

Operating expenses:
Sales and marketing	32,138	(6,570)	(238)	—	25,330
Research and development	16,257	(4,354)	(34)	—	11,869
General and administrative	5,849	(1,502)	—	—	4,347
Merger and related costs	576	—	—	(576)	—

(Benefit from) provision for income taxes	(588)	5,072	319	—	4,803

Net (loss) income	(127)	8,513	536	576	9,498

Net (loss) income per share:
Basic	($0.00)	$0.12	$0.01	$0.01	$0.14
Diluted	($0.00)	$0.12	$0.01	$0.01	$0.13

Weighted average number of shares used in the calculation of net (loss) income per share:
Basic	68,507,111	68,507,111	68,507,111	68,507,111	68,507,111
Diluted	68,507,111	70,927,009	70,927,009	70,927,009	70,927,009

Acme Packet, Inc.

Reconciliation of GAAP to Non-GAAP Financial Measures

Three Months Ended June 30, 2011

(in thousands, except per share data)

(unaudited)

	GAAP	Stock-based compensation expense and related payroll taxes	Amortization of acquired intangible assets	Non-GAAP[1]
Cost of revenue:
Product	$11,367	$(327)	$(536)	$10,504
Maintenance, support and service	2,525	(499)	—	2,026

Operating expenses:
Sales and marketing	24,736	(4,441)	(140)	20,155
Research and development	12,719	(2,652)	(11)	10,056
General and administrative	5,788	(1,303)	—	4,485

Provision for income taxes	8,394	3,241	246	11,881

Net income	14,008	5,981	441	20,430

Net income per share:
Basic	$0.21	$0.09	$0.01	$0.31
Diluted	$0.20	$0.08	$0.01	$0.29

Acme Packet, Inc.

Reconciliation of GAAP to Non-GAAP Financial Measures

Three Months Ended March 31, 2012

(in thousands, except per share data)

(unaudited)

	GAAP	Stock-based compensation expense and related payroll taxes	Amortization of acquired intangible assets	Merger and related costs	Non-GAAP[1]
Cost of revenue:
Product	$9,978	$(428)	$(434)	$—	$9,116
Maintenance, support and service	3,958	(702)	—	—	3,256

Operating expenses:
Sales and marketing	31,002	(6,414)	(57)	—	24,531
Research and development	15,097	(4,295)	—	—	10,802
General and administrative	6,438	(2,077)	—	—	4,361
Merger and related costs	37	—	—	(37)	—

Provision for income taxes	1,985	4,473	188	—	6,646

Net income	2,429	9,443	303	37	12,212

Net income per share:
Basic	$0.04	$0.14	$0.00	$0.00	$0.18
Diluted	$0.03	$0.13	$0.00	$0.00	$0.17

Acme Packet, Inc.

Reconciliation of GAAP to Non-GAAP Financial Measures

Six Months Ended June 30, 2012

(in thousands, except per share data)

(unaudited)

	GAAP	Stock-based compensation expense and related payroll taxes	Amortization of acquired intangible assets	Merger and related costs	Non-GAAP[1]
Cost of revenue:
Product	$19,763	$(870)	$(1,017)	$—	$17,876
Maintenance, support and service	7,633	(1,419)	—	—	6,214

Operating expenses:
Sales and marketing	63,140	(12,984)	(295)	—	49,861
Research and development	31,354	(8,649)	(34)	—	22,671
General and administrative	12,287	(3,579)	—	—	8,708
Merger and related costs	613	—	—	(613)	—

Provision for income taxes	1,397	9,545	507	—	11,449

Net income	2,302	17,956	839	613	21,710

Net income per share:
Basic	$0.03	$0.26	$0.01	$0.01	$0.32
Diluted	$0.03	$0.25	$0.01	$0.01	$0.31

Acme Packet, Inc.

Reconciliation of GAAP to Non-GAAP Financial Measures

Six Months Ended June 30, 2011

(in thousands, except per share data)

(unaudited)

	GAAP	Stock-based compensation expense and related payroll taxes	Amortization of acquired intangible assets	Merger and related costs	Non-GAAP[1]
Cost of revenue:
Product	$21,312	$(589)	$(907)	$—	$19,816
Maintenance, support and service	5,531	(950)	—	—	4,581

Operating expenses:
Sales and marketing	48,439	(8,020)	(186)	—	40,233
Research and development	24,013	(4,894)	(23)	—	19,096
General and administrative	10,365	(2,283)	—	—	8,082
Merger and related costs	180	—	—	(180)	—

Provision for income taxes	16,049	5,978	402	—	22,429

Net income	27,717	10,758	714	180	39,369

Net income per share:
Basic	$0.42	$0.16	$0.01	$0.00	$0.60
Diluted	$0.39	$0.15	$0.01	$0.00	$0.56

Reconciliation of Expected Non-GAAP Net Income and Non-GAAP Net Income Per Share for the Year Ending December 31, 2012 (unaudited):

	Twelve Months Ending December 31, 2012 (unaudited) (in thousands, except per share data)
	Low	High
Revenue	$270,000	$275,000

Reconciliation of non-GAAP net income:
GAAP net loss	$(8,013)	$(4,713)
Adjustments:
Stock-based compensation expense and related payroll taxes, net of taxes	35,600	35,600
Amortization of acquired intangible assets, net of taxes	2,300	2,300
Merger and related costs	613	613

Non-GAAP net income	$30,500	$33,800

Reconciliation of diluted non-GAAP net income per share:
GAAP net loss per share	$(0.11)	$(0.07)
Adjustments:
Stock-based compensation expense and related payroll taxes, net of taxes	0.50	0.50
Amortization of acquired intangible assets, net of taxes	0.03	0.03
Merger and related costs	0.01	0.01

Non-GAAP net income per share	$0.43	$0.47

Acme Packet, Inc.

Other Operational Data

(unaudited)

	Three Months Ended
	June 30, 2012	March 31, 2012	June 30, 2011
Other operational data:

Depreciation and amortization (in thousands)	$3,591	$2,958	$1,894
Capital expenditures (in thousands)	6,576	3,745	2,598
Days sales outstanding	66	77	60
Total headcount	831	764	710
Quarterly inventory turnover—annualized	3.40	3.76	5.42